UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland	21076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 776-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 27, 2023, Processa Pharmaceuticals, Inc. (the “Company” or “us” or “we”) filed an amendment to its Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares (the “Amendment”). The Amendment was approved by the Company’s stockholders at the Annual Meeting of Shareholders (the “Annual Meeting”). The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2023, the Company held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of shares of common stock of the Company, representing at least a majority of the voting power of the common stock of the Company issued and outstanding and entitled to vote as of the close of business on April 28, 2023, the record date for the Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the shareholders of the Company voted on the following four proposals:

1.	The election of all six directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified based on the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Justin Yorke	10,850,801	-	879,725	2,477,214
Dr. David Young	9,973,718	-	1,756,808	2,477,214
Khoso Baluch	10,909,404	-	821,122	2,477,214
James Neal	10,899,404	-	831,122	2,477,214
Geraldine Pannu	9,817,229	-	1,913,297	2,477,214
Virgil Thompson	10,226,498	-	1,504,028	2,477,214

2.	The amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares. The votes cast were as follows:

Shares
For	Against	Abstain	Broker Non-Vote
12,430,395	1,736,546	40,799	-

3.	The appointment of BD & Company, Inc. as the independent registered public accounting firm for 2023 was ratified based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
12,862,749	398,544	946,447	-

4.	Results of the advisory vote relating to compensation of our named executive officers were as follows:

Shares
For	Against	Abstain	Broker Non-Vote
9,724,358	1,916,645	89,523	2,477,214

Item 9.01(d)	Financial Statements and Exhibits

Exhibit 3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCESSA PHARMACEUTICALS, INC.

Date: June 29, 2023	By:	/s/ James Stanker
James Stanker
Chief Financial Officer